Exhibit 10.2

ESCROW AGREEMENT

ESCROW AGREEMENT, dated as of April 12, 2013 (this “Agreement”), among The Bank of New York Mellon Trust Company, N.A., as escrow agent and securities intermediary (in such capacities, the “Escrow Agent”), The Bank of New York Mellon Trust Company, N.A., as Trustee (in such capacity, the “Trustee”) under the Indenture (as defined herein), Hecla Mining Company, a Delaware corporation (the “Company”) and certain of the Company’s subsidiaries party hereto (the “Guarantors”).

R E C I T A L S

WHEREAS, this Agreement is being entered into in connection with (i) the Purchase Agreement (the “Purchase Agreement”) dated April 9, 2013 among the Company, the entities listed as “Guarantors” on the signature pages thereof, and the Initial Purchasers (as defined therein) and (ii) the Indenture (the “Indenture”) dated as of the date hereof among the Company, the Guarantors and the Trustee, relating to the Securities (as defined below);

WHEREAS, pursuant to the terms of the Indenture and the Purchase Agreement, the Company is selling $500,000,000 aggregate principal amount of its 6.875% Senior Notes due 2021 (the “Securities”);

WHEREAS, concurrently with the closing of the sale of the Securities, the Initial Purchasers, on behalf of the Company, will deposit with the Escrow Agent, as hereinafter provided, $500,000,000 in cash, representing the gross proceeds from the offering of the Securities (the “Gross Proceeds”);

WHEREAS, the Gross Proceeds will be used either (A) upon satisfaction of the conditions set forth in Section 3(a), by the Company, for the purposes set forth in Section 3(a) and to pay the Discount (as defined below) required to be paid to the Initial Purchasers under the Purchase Agreement or (B) to fund a portion of the Special Mandatory Redemption Amount (as defined below).

WHEREAS, as security for its obligations under the Securities and the Indenture, the Company hereby grants to the Trustee, for the sole and exclusive benefit of the holders of the Securities, a first priority security interest in and lien on the Escrow Account (as defined below) and the Collateral (as defined below);

WHEREAS, pursuant to Section 3.03 of the Indenture, in the event of a Special Mandatory Redemption, the Company or the Trustee shall issue a notice of redemption to all record holder(s) of the Securities in order to call such Securities for redemption; and

WHEREAS, the parties have entered into this Agreement in order to set forth the conditions upon which, and the manner in which, funds will be held in and disbursed from the Escrow Account and released from the security interest and lien described above.

A G R E E M E N T

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.             Defined Terms.  Capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Indenture.  In addition to any other defined terms used herein, the following terms shall constitute defined terms for purposes of this Agreement and shall have the meanings set forth below:

“Business Day” means a day other than a Saturday, Sunday or other day on which banking institutions are authorized or required by law to close in New York City.

“Cash Equivalents” means any investment in time deposits, demand deposits, certificates of deposit or money market deposits maturing or redeemable by the investor on or before the Escrow Redemption Date, entitled to U.S. Federal deposit insurance for the full amount thereof or issued by a bank or trust company that is organized under the laws of the United States of America or any state thereof having capital in excess of $500.0 million, so long as such investment is convertible into cash on not more than one Business Days’ notice.

“Collateral” has the meaning set forth in Section 6(a).

“Discount” means an amount equal to $10,000,000, to be released to Merrill Lynch, Pierce, Fenner & Smith, in its capacity as a Representative of the Initial Purchasers, pursuant to the terms of the Purchase Agreement.

“Escrow Account” means the escrow account established pursuant to Section 2.

“Escrowed Property” has the meaning set forth in Section 2(a)(ii).

“Escrow End Date” means September 1, 2013.

“Escrow Redemption Date” means the day (if any) that the Escrowed Property is released in accordance with Section 3(b), which shall be the fifth (5th) Business Day after the Escrow Termination Date.

“Escrow Termination Date” has the meaning set forth in Section 3(b).

“Escrow Termination Notice” has the meaning set forth in Section 3(b).

“Gross Proceeds” has the meaning set forth in the Recitals.

“Indemnified Person” has the meaning set forth in Section 5.

“Indenture” has the meaning set forth in the Recitals.

“Purchase Agreement” has the meaning set forth in the Recitals.

“Release” has the meaning set forth in Section 3(a).

“Release Date” means (a) if the Escrowed Property is uninvested and the Release Request is received by the Escrow Agent on or prior to the Relevant Notice Time, on the same Business Day on which such Release Request is received by the Escrow Agent, (b) if the Escrowed Property is uninvested and the Release Request is received by the Escrow Agent after the Relevant Notice Time, as promptly as possible (but in no event later than 10:00 a.m. (New York City time)) on the next succeeding Business Day following the Business Day on which such Release Request is received by the Escrow Agent, (c) if the Escrowed Property is invested in Treasury Securities or both Treasury Securities and Cash Equivalents and the Release Request is received by the Escrow Agent on or prior to the Relevant Notice Time, as promptly as possible (but in no event later than 10:00 a.m. (New York City time)) on the second succeeding Business Day following the Business Day on which such Release Request is received by the Escrow Agent, (d) if the Escrowed Property is invested in Treasury Securities or both Treasury Securities and Cash Equivalents and the Release Request is received by the Escrow Agent after the Relevant Notice Time, as promptly as possible (but in no event later than 10:00 a.m. (New York City time)) on the third succeeding Business Day following the Business Day on which such Release Request is received by the Escrow Agent, (e) if the Escrowed Property is invested solely in Cash Equivalents and the Release Request is received by the Escrow Agent on or prior to the Relevant Notice Time, as promptly as possible (but in no event later than 10:00 a.m. (New York City time)) on the next succeeding Business Day following the Business Day on which such Release Request is received by the Escrow Agent, and (f) if the Escrowed Property is invested solely in Cash Equivalents and the Release Request is received by the Escrow Agent after the Relevant Notice Time, as promptly as possible (but in no event later than 10:00 a.m. (New York City time)) on the second succeeding Business Day following the Business Day on which such Release Request is received by the Escrow Agent.

“Release Request” means an officer’s certificate requesting release of the Escrowed Property signed by an Officer of the Company in the form attached hereto as Annex I, certifying as to the matters specified therein.

“Relevant Notice Time” means (a) if the Escrowed Property is uninvested or invested in Treasury Securities or invested in both Treasury Securities and Cash Equivalents, then 11:00 a.m. (New York City time) on the Business Day on which the Release Request is given, (b) if the Escrowed Property is invested solely in Cash Equivalents, then 10:00 a.m. (New York City time) on the Business Day on which the Release Request is given.

“Representative Officer” means any officer of the Escrow Agent who has direct responsibility for the administration of this Agreement to whom any matter related to this Agreement is referred because of such person’s knowledge of and familiarity with the particular subject matter.

“Secured Obligations” has the meaning set forth in Section 6(a).

“Securities” has the meaning set forth in the Recitals.

“Special Mandatory Redemption” means the obligation of the Company to redeem all of the Securities for the Special Mandatory Redemption Amount, pursuant to Section 6(b) of the Securities.

“Special Mandatory Redemption Amount” means 100% of the aggregate principal amount of the Securities, plus accrued and unpaid interest on the Securities from the date hereof to, but not including, the Escrow Redemption Date.

“Treasury Securities” means any of the following that may be convertible into or redeemable for cash on not more than one Business Days’ notice: (i) debt obligations issued or guaranteed by the government of the United States of America or any agency thereof for which the full faith and credit of the United States of America is pledged to secure payment in full at maturity; (ii) repurchase agreements with respect to debt obligations referred to in clause (i) above; and (iii) money market accounts that invest solely in debt obligations referred to in clause (i) above and/or repurchase agreements referred to in clause (ii) above.

“UCC” means the Uniform Commercial Code as in effect in the State of New York.

2.              Escrow Account; Escrow Agent.

(a)            Establishment of Escrow Account.

(i)    Concurrently with the execution and delivery hereof, (A) the Escrow Agent shall establish an escrow account in the name of the Trustee entitled “Escrow Account of The Bank of New York Mellon Trust Company, N.A., as Trustee, in respect of the Hecla Mining Company’s 6.875% Senior Notes due 2021” (the “Escrow Account”) at its office located at 400 South Hope Street, Suite 400, Los Angeles California 90071 and (B) the Initial Purchasers at the direction of the Company shall deposit with the Escrow Agent the Gross Proceeds.

(ii)    The Escrow Agent shall accept the Gross Proceeds and shall hold such funds and the proceeds thereof in the Escrow Account.  All amounts so deposited, and the interest on, and dividends, distributions and other payments or proceeds in respect of, any such deposits, less any amounts released pursuant to the terms of this Agreement, shall constitute the “Escrowed Property.”  Upon direction from the Company, the Escrow Agent shall invest any portion of the Escrowed Property that is cash in Treasury Securities or Cash Equivalents as may be selected by the Company in writing from time to time.  Until the Trustee receives such a written direction the funds in the Escrow Account shall remain uninvested.  With respect to any Escrowed Property received by Escrow Agent after 10:00 a.m. (New York City time), the Escrow Agent shall not be required to invest such funds or to effect any investment instruction until the next Business Day.  In the event no instructions to invest are given by the Company, funds in the Escrow Account shall remain uninvested.  In selecting any Treasury Securities or Cash Equivalents, the Company shall determine that the proceeds thereof at maturity, when added to the balance of the Escrowed Property without the reinvestment thereof or sale prior to maturity, would be sufficient to provide funds to the Escrow Agent in an amount at least equal to the Gross Proceeds on the Escrow Redemption Date (with the understanding that the Company shall be solely responsible for any and all differences between the amount of Escrowed Property released in accordance with Section 3(b) and the Special Mandatory Redemption Amount).  All such property shall be held in the Escrow Account until disbursed in accordance with the terms hereof.  The Escrow Account and all property held therein by the Escrow Agent shall be under the control (within the meaning of Section 9-104 of the UCC) of the Trustee for the benefit of the holders of the Securities.

(iii)   The obligation and liability of the Escrow Agent to make the payments and transfers required by this Agreement shall be limited to the Escrowed Property and any other moneys on deposit with it pursuant to this Agreement, including any interest accruing thereon.  The Escrow Agent shall not be liable for any loss resulting from any investment made pursuant to this Agreement in compliance with the provisions hereof or any written instructions from the Company or from the sale of any Treasury Securities or Cash Equivalents required by the terms hereof or any shortfall in the value of the Escrowed Property that might result therefrom.  The Escrow Agent is hereby authorized, in making or disposing of any investment permitted by this Escrow Agreement, to deal with itself (in its individual capacity) or with one or more of its Affiliates, whether it or any such Affiliate is acting as agent of the Escrow Agent or for any third person or dealing as principal for its own account.  The Company acknowledges that the Escrow Agent is not providing investment supervision, recommendations or advice.

(b)            Escrow Agent Compensation; Expense Reimbursement.

(i)     The Company shall pay the Escrow Agent for services to be performed by it under this Agreement as agreed in writing by the Company and the Escrow Agent.

(ii)   The Company shall reimburse the Escrow Agent upon request for all reasonable and documented out-of-pocket expenses, disbursements and advances incurred or made by the Escrow Agent in implementing any of the provisions of this Agreement, including the reasonable and documented out-of-pocket expenses and disbursements of its counsel.  The Escrow Agent shall be paid any such reasonable expenses, disbursements and advancements owed to it or its counsel directly by or on behalf of the Company and shall not disburse from the Escrow Account any such amounts, nor shall the Escrow Agent have any interest in the Escrow Account with respect to such amounts; provided that following receipt of a Release Request, to the extent that any fees, expenses or costs incurred by, or any obligations owed to, the Escrow Agent hereunder are then due and owing, the Escrow Agent may reimburse itself therefor from the Escrowed Property and may sell, convey or otherwise dispose of any Escrowed Property for such purpose, prior to the disbursement to the Company of its portion of such Escrowed Property in accordance with Section 3(a) hereof.  For the avoidance of doubt, in no event shall the amount of any such reimbursement reduce the amount of the Discount to be distributed to the Initial Purchasers.  The provisions of this clause (ii) shall survive the termination of this Agreement and survive the resignation or removal of the Escrow Agent.

(c)            Substitution of Escrow Agent.  The Escrow Agent may resign by giving no less than 30 days’ prior written notice to the Company and the Trustee.  Such resignation shall take effect upon the later to occur of (i) delivery of all Escrowed Property maintained by the Escrow Agent hereunder and copies of all books, records, plans and other documents in the Escrow Agent’s possession relating to such funds or this Agreement to a successor escrow agent approved by the Company (which approval shall not be unreasonably withheld or delayed) and (ii) the Company, the Trustee and such successor escrow agent entering into a written successor escrow agreement no less favorable to the interests of the holders of the Securities and the Trustee than this Agreement.  The Escrow Agent shall thereupon be discharged of all obligations under this Agreement and shall have no further duties, obligations or responsibilities in connection herewith.  If a successor escrow agent has not been appointed or has not accepted such appointment within 30 days after notice of resignation is given to the Company, the Escrow Agent may apply to a court of competent jurisdiction, at the expense of the Company, for the appointment of a successor escrow agent.

3.              Release of Escrowed Property; Special Mandatory Redemption.

(a)           If at any time on or prior to the Escrow End Date, the Escrow Agent receives the Release Request from the Company (a copy of which shall be provided by the Company to the Initial Purchasers), the Escrow Agent will, on the appropriate Release Date, release all Escrowed Property (including any investment earnings credited to the Escrow Account) (the “Release”) then held by it as directed and in the manner set forth in the Release Request.

(b)           If (i) the Escrow Agent shall not have received the Release Request described in clause (a) above on or prior to the Escrow End Date or (ii) the Company shall have notified the Escrow Agent and the Trustee in writing that the Company will not pursue the consummation of the Acquisition (as defined in the Preliminary Offering Memorandum dated April 2, 2013, relating to the offering of the Securities) (the date on which the earlier of (i) and (ii) occurs, the “Escrow Termination Date”), then, in each case: (A) the Escrow Agent shall, upon receipt of a written notice substantially in the form of Annex II (the “Escrow Termination Notice”) (a copy of which will be provided to the Initial Purchasers by the Company), without requirement of any other notice to or action by the Company or any other Person (other than the funds transfer security procedure required pursuant to Section 9(r) and Annex III hereto) promptly release the Escrowed Property (including any investment earnings credited to the Escrow Account) to the Trustee at least one Business Day prior to the Escrow Redemption Date and (B) the Company shall pay to the Trustee at least one Business Day prior to the Escrow Redemption Date, cash in an amount which, when taken together with the released Escrowed Property, shall be sufficient to redeem the Securities at the Special Mandatory Redemption Amount.  The Trustee shall apply the Escrowed Property in accordance with Article 12 of the Indenture and Section 6(b) of the Securities.  For the avoidance of doubt, the Trustee will pay to the Company any Escrowed Property remaining after redemption of the Securities for the Special Mandatory Redemption Amount and payment of the Trustee’s fees and reasonable out-of-pocket expenses that are payable but have not been paid by the Company in accordance with Section 7.07 of the Indenture.

(c)           Notwithstanding paragraphs 3(a) and (b) above, if the Escrow Agent receives a notice from the Trustee or the Company (with a copy to the Trustee), or otherwise has actual knowledge, that an Event of Default has occurred and is continuing, the Escrow Agent will not release any Escrowed Property to the Company unless and until the Escrow Agent receives a notice from the Trustee that such an Event of Default is not continuing.

(d)           If the Escrow Agent receives a notice from the Trustee that the principal of and accrued interest on the Securities (the “Default Amount”) has become immediately due and payable pursuant to Section 6.02 of the Indenture (an “Acceleration Event”) and either (i) a court of competent jurisdiction by final and nonappealable judgment determines that the acceleration of the Securities was appropriate as a result of a bona fide Event of Default under the Indenture or (ii) such acceleration is not rescinded on or prior to the Escrow Termination Date (either such event, a “Remedies Trigger Event”), the Escrow Agent will liquidate all Escrowed Property then held by it within three Business Days after it receives notice of such court determination or on the Business Day after the Escrow Termination Date, as the case may be, and will release to the Trustee for payment to the holders of the Securities an amount of Escrowed Property sufficient to pay the Default Amount as directed by the Trustee.  The Escrow Agent will release all remaining Escrowed Property in excess of such Default Amount to the Company.

If the Company delivers to the Escrow Agent an officer’s certificate stating that a Special Mandatory Redemption is to occur, which officer’s certificate shall include the Special Mandatory Redemption Amount and the Company’s computation thereof, (A) this Section 3(d) and Section 3(c) shall be of no further effect and all Escrowed Property then held by the Escrow Agent shall be released in accordance with Section 3(b); (B) the Company shall deliver to the Trustee (i) the Officer’s Certificate referred to in Section 13.04(1) of the Indenture and (ii) the Opinion of Counsel referred to in Section 13.04(2) of the Indenture, in each case to authorize the actions to be taken pursuant Section 3.01 of the Indenture with respect to the Special Mandatory Redemption; (C) the Company shall issue a notice of redemption (to be transmitted by the Trustee) to the record holder(s) of the Securities pursuant to Section 3.03 of the Indenture no later than five (5) Business Days prior to the Escrow Redemption Date; and (D) on the Escrow Redemption Date, and by no later than 11:00 a.m. (New York City time) on the Escrow Redemption Date, assuming compliance by the Company with the first sentence of Section 3.05 of the Indenture, the Trustee shall pay the Special Mandatory Redemption Amount in immediately available funds to the record holder(s) of the Securities as full satisfaction of the Company’s Special Mandatory Redemption payment obligation.

4.             Limitation of Escrow Agent’s Liability; Responsibilities of Escrow Agent.

The Escrow Agent’s responsibility and liability under this Agreement shall be limited as follows:  (i) the Escrow Agent does not represent, warrant or guaranty to the Trustee or the holders of the Securities from time to time the performance of the Company under the Indenture or the Securities; (ii) the Escrow Agent shall have no responsibility to the Company or the Trustee or the holders of the Securities from time to time as a consequence of performance or non-performance by the Escrow Agent hereunder, except for any gross negligence or willful misconduct of the Escrow Agent; (iii) the Escrow Agent shall not be responsible for any aspect of the Company’s business or conduct; and (iv) the Escrow Agent shall not be obligated to supervise, inspect or inform the Company or any third party of any matter referred to above.  In no event shall the Escrow Agent be liable for (i) relying upon any judicial or administrative order or judgment, any opinion of counsel or any certification, instruction, notice or other writing delivered to it by the Company or the Trustee in compliance with the provisions of this Agreement, (ii) acting in accordance with or relying upon any instruction, notice, demand, certificate or document believed by it in good faith to be genuine and to have been signed or presented by the proper person, (iii) any consequential, punitive, indirect or special damages, (iv) the acts or omissions of its nominees, correspondents, designees, subagents or subcustodians who are appointed by the Escrow Agent in a manner not involving gross negligence or willful misconduct by the Escrow Agent or (v) an amount in excess of the value of the Escrowed Property, valued as of the date of deposit.

The rights and powers granted to the Escrow Agent hereunder are being granted in order to preserve and protect the security interest of the Trustee, for the benefit of the holders of the Securities, in and to the Collateral granted hereby and shall not be interpreted to, and shall not, impose any duties on the Escrow Agent in connection therewith other than those imposed under applicable law.  The Escrow Agent shall exercise the same degree of care in the custody and preservation of the Escrowed Property in its possession as it exercises toward its own similar property and shall not be held to any higher standard of care under this Agreement, nor be deemed to owe any fiduciary duty to the Company or any other party.

At any time, the Escrow Agent may request in writing an instruction in writing from the Company (other than with respect to any disbursement pursuant to Section 6(b)(iii)), and may at its own option include in such request the course of action it proposes to take and the date on which it proposes to act, regarding any matter arising in connection with its duties and obligations hereunder; provided, however, that the Escrow Agent shall state in such request that it believes in good faith that such proposed course of action is not contrary to this Agreement.  The Escrow Agent shall not be liable to the Company for acting without the Company’s consent in accordance with such a proposal on or after the date specified therein if (i) the specified date is at least five Business Days after the Escrow Agent sends the request for instructions and its proposed course of action and (ii) prior to so acting, the Escrow Agent has not received the written instructions requested from the Company.

At the reasonable expense of the Company, the Escrow Agent may act pursuant to the advice of counsel chosen by it with respect to any matter relating to this Agreement and shall not be liable for any action taken or omitted in accordance with such advice, except for any such action taken or omitted in bad faith, with gross negligence or with willful misconduct.

In the event of any ambiguity in the provisions of this Agreement with respect to any funds, securities or property deposited hereunder, or instruction, notice or certification delivered hereunder, the Escrow Agent shall be entitled to refuse to comply with any and all claims, demands or instructions with respect to such funds, securities or property until such ambiguity is resolved to the Escrow Agent’s reasonable satisfaction.  The Escrow Agent shall not be or become liable for its failure or refusal to comply with conflicting claims, demands or instructions by the other parties hereto.  The Escrow Agent shall be entitled to refuse to act until either any conflicting or adverse claims or demands shall have been finally determined by a court of competent jurisdiction or settled by agreement between the conflicting claimants as evidenced in a writing reasonably satisfactory to the Escrow Agent, or the Escrow Agent shall have received security or an indemnity satisfactory to the Escrow Agent sufficient to hold the Escrow Agent harmless from and against any and all loss, liability or expense that the Escrow Agent may incur by reason of its acting.  The Escrow Agent shall be entitled to act on any court order without further question, inquiry or consent.  The Escrow Agent shall have no liability to the Company or any other person with respect to any suspension of performance or disbursement into court, including any liability or claimed liability that may arise, or be alleged to have arisen, out of or as a result of any delay in the disbursement of the Escrow Property or any delay in or with respect to any other action required or requested of the Escrow Agent, other than any such suspension, disbursement or delay resulting from the gross negligence, or willful misconduct of the Escrow Agent.  In the event of any conflicting or adverse demands by any of the other parties hereto, the Escrow Agent may elect in its sole option to commence an interpleader action or seek other judicial relief or orders as the Escrow Agent may deem necessary.  The costs and reasonable out-of-pocket expenses (including reasonable attorney’s fees and expenses of outside counsel) incurred in connection with such proceedings (except for any such proceedings which arise out of the Escrow Agent’s gross negligence or willful misconduct) shall be paid by, and shall be deemed an obligation of, the Company.

No provision of this Agreement shall require the Escrow Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, other than such liabilities as may result from the Escrow Agent’s gross negligence or willful misconduct.

The Escrow Agent shall not incur any liability for not performing any act or fulfilling any duty, obligation or responsibility hereunder by reason of any occurrence beyond the control of the Escrow Agent (including but not limited to any act or provision of any present or future law or regulation or governmental authority, any act of God, terrorism or war, the failure or malfunction of communication or computer systems (hardware or software) or the unavailability of the Federal Reserve Bank wire or telex or other wire or communication facility).

Notwithstanding any provision to the contrary, the Escrow Agent is obligated only to perform the duties specifically set forth in this Agreement, which shall be deemed purely ministerial in nature.  The Escrow Agent shall neither be responsible for, nor chargeable with, knowledge of the terms and conditions of any other agreement, instrument, or document other than this Agreement and the Annexes hereto, whether or not an original or a copy of such agreement has been provided to the Escrow Agent; and the Escrow Agent shall have no duty to know or inquire as to the performance or nonperformance of any provision of any such agreement, instrument, or document.  References in this Agreement to any other agreement, instrument, or document are for the convenience of the Company and the Trustee, and the Escrow Agent has no duties or obligations with respect thereto.  This Agreement sets forth all matters pertinent to the escrow contemplated hereunder, and no additional obligations of the Escrow Agent shall be inferred or implied from the terms of this Agreement or any other agreement.

5.             Indemnity.  The Company and the Guarantors shall, jointly and severally, indemnify, hold harmless and defend the Trustee and Escrow Agent and their respective directors, officers, agents and employees (each, an “Indemnified Person”) from and against any and all claims, losses, costs, damages, actions, obligations, liabilities and expenses, including reasonable and documented defense costs, reasonable and documented investigative fees and costs, reasonable and documented legal fees and claims for damages, arising from the Escrow Agent’s performance or non-performance, or in connection with the Escrow Agent’s acceptance of its appointment as the Escrow Agent, under this Agreement, except to the extent that such liability, expense or claim is determined to have been caused by bad faith, gross negligence or willful misconduct of the Escrow Agent or any such other Indemnified Person.  The provisions of this Section 5 shall survive any termination, satisfaction or discharge of this Agreement as well as the resignation or removal of the Escrow Agent.

6.              Grant of Security Interest; Instructions to Escrow Agent.

(a)           The Company hereby irrevocably grants a first priority security interest in and lien on, and pledges, assigns, transfers and sets over to the Trustee for the benefit of the holders of the Securities as collateral security for the Secured Obligations (as defined below), all of its respective right, title and interest in, to the extent applicable: (i) the Escrow Account, and all other property now or hereafter placed or deposited in, or delivered to the Escrow Agent for placement or deposit in, the Escrow Account in accordance with the terms of this Agreement, including, without limitation, all funds held therein and all Treasury Securities or Cash Equivalents held by (or otherwise maintained in the name of) the Escrow Agent pursuant to Section 2; (ii) all security entitlements (as such term is defined in Section 8-102(a) of the UCC) from time to time credited to the Escrow Account; (iii) all claims and rights of whatever nature that the Company may now have or hereafter acquire against any third party in respect of any of the Collateral described in this Section 6 (including any claims or rights in respect of any security entitlements credited to an account of the Escrow Agent maintained at The Depository Trust Company or any other clearing corporation) or any other securities intermediary (as such terms are defined in Section 8-102(a) of the UCC); (iv) all rights that the Company has under this Agreement and all rights that it may now have or hereafter acquire against the Escrow Agent in respect of its holding and managing all or any part of the Collateral (it being understood that the Company alone shall be entitled to enforce such rights as permitted by this Agreement); and (v) all proceeds (as such term is defined in Section 9-102(a) of the UCC) of any of the foregoing (collectively, the “Collateral”), in order to secure the Company’s obligations and indebtedness under the Indenture and the Securities, now or hereafter arising, of every kind and nature, owed by the Company under the Indenture or the Securities to the holders of the Securities or to the Trustee or any predecessor Trustee (collectively, the “Secured Obligations”); and the Company hereby grants to the Escrow Agent a Security Interest in and lien on the Escrowed Property as security for the due and punctual performance of any and all of the Company’s obligations to the Escrow Agent.  The Escrow Agent hereby acknowledges the Trustee’s security interest and lien as set forth above.  The Company shall take all actions, and shall direct the Trustee in writing, to take all actions necessary on its part to insure the continuance of a perfected first priority security interest in the Collateral in favor of the Trustee in order to secure all Secured Obligations.  The Company shall not grant or cause or permit any other person to obtain a security interest, encumbrance, lien or other claim, direct or indirect, in the Company’s right, title or interest in the Escrow Account or any Collateral.

(b)           The Company and the Trustee hereby irrevocably instruct the Escrow Agent to, and the Escrow Agent shall:

(i)     maintain the Escrow Account for the sole and exclusive benefit of the Trustee on behalf of the holders of the Securities to the extent specifically required herein; treat all property in the Escrow Account as financial assets (as defined in Section 8-102(a) of the UCC); take all steps reasonably specified in writing by the Company or the Trustee to cause the Trustee to enjoy a continuous perfected first priority security interest under the UCC (provided, however, that neither the Escrow Agent nor the Trustee shall be required to file financing or continuation statements), any other applicable statutory or case law or regulation of the State of New York and any applicable law or regulation of the United States in the Collateral and except as otherwise required by law, will not allow or consent to the imposition on the Collateral of any liens, security interests, safekeeping or other charges, demands and claims of any nature now or hereafter existing in favor of anyone other than the Trustee for the benefit of the holders of the Securities;

(ii)    promptly notify the Trustee if a Representative Officer of the Escrow Agent receives written notice that any Person other than the Trustee has or purports to have a lien or security interest upon any portion of the Collateral; and

(iii)   in addition to disbursing amounts held in escrow pursuant to and in accordance with Section 3, upon receipt of written notice from the Trustee to the Escrow Agent and the Company of the acceleration of the maturity of the Securities and direction from the Trustee to disburse the Escrowed Property to the Trustee, as promptly as practicable, disburse all funds and other Collateral held in the Escrow Account to or as directed by the Trustee and, to the extent permissible by applicable law, transfer title to all Cash Equivalents held by the Escrow Agent hereunder to or as directed by the Trustee.  In addition, upon an Event of Default and for so long as such Event of Default continues, the Trustee may, and the Escrow Agent shall on behalf of the Trustee when instructed by the Trustee, exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party under the UCC or other applicable law.

The lien and security interest provided for in this Section 6 shall automatically terminate and cease as to, and shall not extend or apply to, and the Trustee and the Escrow Agent shall have no security interest in, any funds disbursed by the Escrow Agent pursuant to Section 3 of this Agreement and subject to Section 2 of this Agreement.  For the avoidance of doubt, the Company shall not require the consent of the Escrow Agent or the Trustee to file UCC termination statements upon disbursement of the Escrowed Property in accordance with Section 3 hereof.  The Escrow Agent shall not have any right to receive compensation from the Trustee and shall have no authority to obligate the Trustee or to compromise or pledge its security interest hereunder.  Accordingly, the Escrow Agent is hereby directed to cooperate with the Trustee in the exercise of its rights in the Collateral provided for herein.

(c)           Any money collected by the Trustee pursuant to Section 6(b)(iii) shall be applied as provided in Section 6.10 of the Indenture or as otherwise agreed in writing by the parties hereto.  Any surplus of such cash or cash proceeds held by the Trustee and remaining after indefeasible payment in full of all the obligations under the Indenture shall be paid over to the Company promptly or as a court of competent jurisdiction may direct.  The Escrow Agent shall not have any liability for any shortfall, other than a shortfall resulting from its gross negligence or willful misconduct.

(d)           The Company will execute and deliver or cause to be executed and delivered, all assignments, instruments and other documents, deliver any instruments to the Trustee and take any other actions that are necessary or reasonably desirable to perfect, continue the perfection of, or protect the first priority of the Trustee’s security interest in and to the Collateral, to protect the Collateral against the rights, claims or interests of third persons or to effect the purposes of this Agreement.  The Company also hereby authorizes the Trustee to file any financing or continuation statements with respect to the Collateral without its signature (to the extent permitted by applicable law).  The Trustee hereby authorizes the Company to file any termination statements with respect to the Collateral without its signature (to the extent permitted by applicable law) following disbursement of the Escrowed Property pursuant to Section 3 hereof. The Company shall pay all reasonable out-of-pocket costs incurred in connection with any of the foregoing, it being understood that the Trustee shall have no duty to determine whether to file or record any document or instrument relating to Collateral.  Neither the Trustee nor the Escrow Agent shall have any duty or obligation to file or record any document or otherwise to see to the grant or perfection of any security interest granted hereunder.  Notwithstanding the foregoing authorization, the Company agrees to file or to cause to be filed all such financing statements in such jurisdictions and filing offices and containing such description of Collateral as is reasonably necessary in order to perfect the security interest granted herein.

(e)           The Company hereby appoints the Trustee as attorney-in-fact with full power of substitution to do any act that the Company is obligated hereby to do, and the Trustee may, but shall not be obligated to, exercise such rights as the Company might exercise with respect to the Collateral and take any action in the Company’s name to protect the Trustee’s security interest hereunder.

(f)           If at any time the Escrow Agent shall receive any “entitlement order” (as such term is defined in Section 8-102(a)(8) of the UCC) or any other instructions issued by the Trustee directing the disposition of funds in the Escrow Account or otherwise related to the Escrow Account, the Escrow Agent shall comply with such instructions without further consent by the Company or any other person.

(g)           The Escrow Agent represents that it is a “securities intermediary” and that the Escrow Account is a “securities account” (as each such term is defined in the UCC).  The “Securities Intermediary’s Jurisdiction” (within the meaning of Section 8-110(e) of the UCC) of the Escrow Agent shall be the State of New York.

(h)           The Company hereby confirms that the arrangements established under this Section 6 constitute “control” by the Trustee of the Escrow Account, as each of those terms is defined in Article 9 of the UCC.  Other than the Indenture and the other provisions of this Agreement, the Escrow Agent and the Company have not entered and will not enter into any other agreement with respect to control of the Escrow Account or purporting to limit or condition the obligation of the Escrow Agent to comply with any orders or instructions of the Trustee with respect to the Escrow Account as set forth in this Section 6.  In the event of any conflict with respect to control over the Escrow Account between this Agreement and the Indenture (or any portion hereof or thereof), on the one hand, and any other agreement now existing or hereafter entered into, on the other hand, the terms of this Agreement shall prevail.

(i)             The Escrow Agent hereby agrees that any security interest in, lien on or encumbrance, claim or right of setoff against the Escrow Account or any funds therein that it now has or subsequently obtains shall be subordinate to the security interest of the Trustee in the Escrow Account and the funds therein or credited thereto.  The Escrow Agent agrees not to exercise any present or future right of recoupment or set-off against the Escrow Account or to assert against the Escrow Account any present or future security interest, banker’s lien or any other lien or claim (including claim for penalties) that the Escrow Agent may at any time have against or in the Escrow Account or any funds therein.

7.             Termination.  This Agreement and the security interest in the Escrowed Property evidenced by this Agreement shall terminate automatically and be of no further force or effect upon the distribution of all Escrowed Property in accordance with Section 3 hereof; provided, however, that the obligations of the Company under Section 2(b) and Section 5 (and any existing claims thereunder) shall survive termination of this Agreement and the resignation of the Escrow Agent.  At such time, upon the written request of the Company, the Escrow Agent shall deliver to the Company all of the Escrowed Property hereunder that has not been disbursed or applied by the Escrow Agent in accordance with the terms of this Agreement and the Indenture.  Such delivery shall be without warranty by or recourse to the Escrow Agent in its capacity as such, and shall be at the sole expense of the Company.

8.             Security Interest Absolute.  All rights of the Trustee for the benefit of the holders of the Securities and security interests hereunder, and all obligations of the Company hereunder, shall be absolute and unconditional irrespective of:

(a)           any lack of validity or enforceability of the Indenture or any other agreement or instrument relating thereto;

(b)           any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Indenture;

(c)           any exchange, surrender, release or non-perfection of any Liens on any other collateral for all or any of the Secured Obligations; or

(d)           to the extent permitted by applicable law, any other circumstance that otherwise might constitute a defense available to, or a discharge of, the Company in respect of the Secured Obligations or of this Agreement.

9.             Miscellaneous.

(a)           Waiver.  Any party hereto may specifically waive any breach of this Agreement by any other party, but no such waiver shall be deemed to have been given unless such waiver is in writing, signed by the waiving party and specifically designating the breach waived, nor shall any such waiver constitute a continuing waiver of similar or other breaches.

(b)           Invalidity.  If for any reason whatsoever any one or more of the provisions of this Agreement shall be held or deemed to be inoperative, unenforceable or invalid in a particular case or in all cases, such circumstances shall not have the effect of rendering any of the other provisions of this Agreement inoperative, unenforceable or invalid, and the inoperative, unenforceable or invalid provision shall be construed as if it were written so as to effectuate, to the maximum extent possible, the parties’ intent.

(c)           Assignment.  This Agreement is personal to the parties hereto, and the rights and duties of the Company hereunder shall not be assignable except with the prior written consent of the other parties.  Notwithstanding the foregoing, this Agreement shall inure to and be binding upon the parties and their successors and permitted assigns.

(d)           Benefit.  This Agreement shall be binding upon the parties hereto and their successors and permitted assigns.  Nothing in this Agreement, express or implied, shall give to any person, other than the parties hereto and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Agreement.

(e)           Entire Agreement; Amendments.  As used herein, the term “this Agreement” includes each of the Annexes hereto.  This Agreement and the Indenture contain the entire agreement among the parties with respect to the subject matter hereof and supersede any and all prior agreements, understandings and commitments relating thereto, whether oral or written.  Any amendment or waiver of any provision of this Agreement and any consent to any departure by the Company from any provision of this Agreement shall be effective only if made or duly given in compliance with all of the terms and provisions of the Indenture, and neither the Escrow Agent nor the Trustee shall be deemed, by any act, delay, indulgence, omission or otherwise, to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof.  No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  A waiver by the Escrow Agent, the Trustee or the Company of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that the Escrow Agent, the Trustee or the Company otherwise would have on any future occasion.  The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

(f)           Notices.  All notices and other communications required or permitted to be given or made under this Agreement shall be in writing and shall be deemed to have been duly given and received: (i) on the day of delivery; (ii) three Business Days following the day sent, when sent by United States certified mail, postage and certification fee prepaid, return receipt requested, addressed as set forth below; (iii) when transmitted by facsimile to the facsimile number set forth below with confirmation of receipt by the facsimile operator; or (iv) one Business Day following the day timely delivered to a next-day air courier addressed as set forth below:

To the Escrow Agent:

The Bank of New York Mellon Trust Company, N.A.
400 South Hope Street, Suite 400
Los Angeles, CA 90071
Attention: Corporate Unit
Facsimile: 213-630-6298

To the Trustee:

The Bank of New York Mellon Trust Company, N.A.
400 South Hope Street, Suite 400
Los Angeles, CA 90071
Attention: Corporate Unit
Facsimile: 213-630-6298

To the Company:

Hecla Mining Company
6500 N. Mineral Drive, Suite 200
Coeur d’Alene, Idaho 83815
Facsimile: (208) 209-1278
Attention: David Sienko

With a copy to:

K&L Gates LLP
70 West Madison Street, Suite 3100
Chicago, IL 60602
Attention: J. Craig Walker
Facsimile: (312) 827-8047

And with a copy to:

Sheppard Mullin Richter & Hampton LLP
70 West Madison Street, Suite 4800
Chicago, IL 60602
Attention: Kenneth A. Peterson, Jr.
Facsimile: (312) 499-4733

or at such other address as the specified entity most recently may have designated in writing in accordance with this Section 9(f).  Notwithstanding the foregoing, notices and other communications to the Trustee or the Escrow Agent pursuant to clauses (ii) and (iv) of this Section 9(f) shall not be deemed duly given and received until actually received by the Trustee or the Escrow Agent, as applicable, at its address set forth above.

The Trustee and Escrow Agent agree to accept and act upon instructions or directions pursuant to this Agreement sent by unsecured e-mail, pdf, facsimile transmission or other similar unsecured electronic methods, provided, however, that the Trustee or Escrow Agent (as applicable) shall have received an incumbency certificate listing persons designated to give such instructions or directions and containing specimen signatures of such designated persons, which such incumbency certificate shall be amended and replaced whenever a person is to be added or deleted from the listing.  If the Company elects to give the Trustee or Escrow Agent e-mail or facsimile instructions (or instructions by a similar electronic method) and the Trustee or Escrow Agent (as applicable) in its discretion elects to act upon such instructions, the Trustee’s or Escrow Agent’s understanding of such instructions shall be deemed controlling. The Trustee and Escrow Agent shall not be liable for any losses, costs or expenses arising directly or indirectly from the Trustee’s or Escrow Agent’s reliance upon and compliance with such instructions notwithstanding such instructions conflict or are inconsistent with a subsequent written instruction. The Company agrees to assume all risks arising out of the use of such electronic methods to submit instructions and directions to the Trustee and Escrow Agent, including without limitation the risk of the Trustee or Escrow Agent acting on unauthorized instructions, and the risk or interception and misuse by third parties.

(g)           Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.  The exchange of copies of this Agreement and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Agreement as to the parties hereto and may be used in lieu of the original Agreement for all purposes.  Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes.

(h)           Captions.  Captions in this Agreement are for convenience only and shall not be considered or referred to in resolving questions of interpretation of this Agreement.

(i)            Choice of Law; Submission to Jurisdiction; Waiver of Jury Trial.  THE EXISTENCE, VALIDITY, CONSTRUCTION, OPERATION AND EFFECT OF ANY AND ALL TERMS AND PROVISIONS OF THIS AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.  THE PARTIES TO THIS AGREEMENT HEREBY AGREE THAT JURISDICTION OVER SUCH PARTIES AND OVER THE SUBJECT MATTER OF ANY ACTION OR PROCEEDING ARISING UNDER THIS AGREEMENT MAY BE EXERCISED BY A COMPETENT COURT OF THE CITY AND STATE OF NEW YORK, OR BY A COMPETENT UNITED STATES COURT, SITTING IN NEW YORK CITY.  THE COMPANY, THE TRUSTEE AND THE ESCROW AGENT HEREBY SUBMIT TO THE PERSONAL JURISDICTION OF SUCH COURTS.  EACH OF THE PARTIES HERETO WAIVES THE RIGHT TO A TRIAL BY JURY.  THE COMPANY HEREBY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO SERVICE OF PROCESS BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO IT AT THE ADDRESS LAST SPECIFIED FOR NOTICES HEREUNDER, AND SUCH SERVICE SHALL BE DEEMED COMPLETED TEN (10) CALENDAR DAYS AFTER THE SAME IS SO MAILED.  FOR PURPOSES OF THE UNIFORM COMMERCIAL CODE, NEW YORK SHALL BE THE ESCROW AGENT’S JURISDICTION.

(j)           Representations and Warranties of the Company.  The Company hereby represents and warrants that this Agreement has been duly authorized, executed and delivered on its behalf and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, (i) except as the enforcement thereof may be limited by bankruptcy, reorganization, insolvency (including, without limitation, all laws relating to fraudulent transfers), moratorium or other laws relating to or affecting creditors’ rights and remedies generally, (ii) except as the enforcement thereof is subject to equitable principles regardless of whether enforcement is considered in a proceeding at law or in equity and (iii) except that the indemnification provisions hereof may be unenforceable.  The execution, delivery and performance of this Agreement by the Company does not violate any applicable law or regulation to which the Company is subject and does not require the consent of any governmental or other regulatory body to which the Company is subject, except for such consents and approvals as have been obtained and are in full force and effect.  The Company is, with respect to the Collateral delivered pursuant to this Agreement, the beneficial owner of such Collateral, free and clear of any Lien or claims of any Person (except for the security interest granted under this Agreement), and is the only entitlement holder (as defined in Section 8-102(a)(7) of the UCC) of the Escrow Account and the financial assets (as defined in Section 8-102(a) of the UCC).

(k)           Representations and Warranties of Escrow Agent and Trustee.  The Escrow Agent hereby represents and warrants that this Agreement has been duly authorized, executed and delivered on its behalf and constitutes its legal, valid and binding obligation enforceable in accordance with its terms.  The Trustee hereby represents and warrants that the person executing this Agreement is duly authorized to so execute this Agreement, and that this Agreement has been duly executed and delivered on its behalf.

(l)            No Adverse Interpretation of Other Agreements.  This Agreement may not be used to interpret another pledge, security or debt agreement of the Company or any subsidiary thereof (other than the Indenture).  No such pledge, security or debt agreement may be used to interpret this Agreement.

(m)           Interpretation of Agreement.  All terms not defined herein or in the Indenture shall have the respective meanings set forth in the UCC, except where the context otherwise requires.  To the extent that a term or provision of this Agreement relating to the Trustee or the Company conflicts with the Indenture, the Indenture shall control with respect to the subject matter of such term or provision.  Acceptance of or acquiescence in a course of performance rendered under this Agreement shall not be relevant to determine the meaning of this Agreement even though the accepting or acquiescing party had knowledge of the nature of the performance and opportunity for objection.

(n)           Survival of Provisions.  All representations, warranties and covenants of the Company contained herein shall survive the execution and delivery of this Agreement, and shall terminate only upon the termination of this Agreement.

(o)           USA PATRIOT Act.  To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For a non-individual person such as a business entity, a charity, a trust or other legal entity, the Escrow Agent will ask for documentation to verify its formation and existence as a legal entity. The Escrow Agent may also ask to see financial statements, licenses, identification and authorization documents from individuals claiming authority to represent the entity or other relevant documentation and the Company agrees to comply in all material respects with such requests.

(p)           Security Advice.  The Company acknowledges that regulations of the Comptroller of the Currency grant the Company the right to receive brokerage confirmations of the security transactions as they occur.  The Company specifically waives such notification to the extent permitted by law and will receive periodic cash transaction statements that will detail all investment transactions.

(q)           Benefits of the Indenture. Each of the Trustee and the Escrow Agent shall have the benefit of the rights, immunities and protections given to the Trustee in the Indenture as if set forth herein.

(r)            Funds Transfer Security Procedure.  In connection with the Release Request delivered pursuant to Section 3(a) hereof or the Escrow Termination Notice delivered pursuant to Section 3(b), the Escrow Agent shall confirm the funds transfer instruction received in the name of the Company by means of the security procedure selected by the Company and communicated to the Escrow Agent through a signed certificate substantially in the form of Annex III attached hereto, which upon receipt by the Escrow Agent shall become a part of this Agreement.  Once delivered to the Escrow Agent, such signed certificate may be revised or rescinded only by a writing signed by an authorized representative of the Company.  Such revisions or rescissions shall be effective only after actual receipt by the Escrow Agent and following such period of time as may be necessary to afford the Escrow Agent a reasonable opportunity to act on it.

The parties understand that the Escrow Agent’s inability to receive or confirm funds transfer instructions pursuant to the security procedure selected by the Company may result in a delay in accomplishing such funds transfer and agree that the Escrow Agent shall not be liable for any loss caused by any such delay.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the day first above written.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Escrow Agent

By:
Name:
Title:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
not in its individual capacity but solely as Trustee

By:
Name:
Title:

HECLA MINING COMPANY

By:
Name:
Title:

HECLA LIMITED

By:
Name:
Title:

HECLA ADMIRALTY COMPANY

By:
Name:
Title:

HECLA SILVER VALLEY, INC.

By:
Name:
Title:

HECLA MC SUBSIDIARY, LLC

By:
Name:
Title:

RHL HOLDINGS, INC.

By:
Name:
Title:

RIO GRANDE SILVER, INC.

By:
Name:
Title:

SILVER HUNTER MINING COMPANY

By:
Name:
Title:

HECLA ALASKA LLC

By:
Name:
Title:

HECLA GREENS CREEK MINING COMPANY

By:
Name:
Title:

HECLA JUNEAU MINING COMPANY

By:
Name:
Title:

BURKE TRADING INC.

By:
Name:
Title: